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                                  EXHIBIT (23)

                          Independent Auditors' Consent
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                             DELOITTE & TOUCHE LLP

                                                     250 East Fifth Street
                                                     Post Office Box 5340
                                                     Cincinnati, Ohio 45202
                                                     Telephone: (513) 784-7100

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------

We consent to the incorporation by reference in the following documents of our report dated August 6, 2004 incorporated by reference in the Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 2004.

      1. Amendment No. 1 on Form S-8 Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees' Stock Option Plan and the 1984 Noxell Employees' Stock Option Plan;

      2. Post Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

      3. Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

      4. Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;

      5. Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

      6. Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

      7. Post Effective Amendment No. 2 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

      8. Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;

      9. Registration Statement No. 333-14397 on Form S-8 for Procter & Gamble Subsidiaries Savings Plan;

      10. Registration Statement No. 333-21783 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

      11. Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;

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      12.   Registration Statement No. 333-51213 on Form S-8 for Group Profit
            Sharing, Incentive, and Employer Contribution Plan (France);

      13. Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;

      14. Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);

      15. Registration Statement No. 333-51223 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

      16. Registration Statement No. 333-34606 on Form S-8 for The Procter & Gamble Future Shares Plan;

      17. Registration Statement No. 333-40264 on Form S-8 for Savings and Thrift Plan Saudi Arabia;

      18. Registration Statement No. 333-44034 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

      19. Registration Statement No. 333-47132 on Form S-8 for Employee Stock Purchase Plan (Japan);

      20. Registration Statement No. 333-49764 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;

      21. Registration Statement No. 333-75030 on Form S-8 for The Procter & Gamble 2001 Stock and Incentive Compensation Plan;

      22. Registration Statement No. 333-100561 on Form S-8 for The Procter & Gamble (U.K.) 1-4-1 Plan;

      23. Registration Statement No. 333-108753 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

      24. Registration Statement No. 333-108991 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

      25. Registration Statement No. 333-108992 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

      26. Registration Statement No. 333-108993 on Form S-8 for Employee Stock Purchase Plan (Japan);

      27. Registration Statement No. 333-108994 on Form S-8 for Procter & Gamble Ireland Employees Share Plan;

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      28.   Registration Statement No. 333-108995 on Form S-8 for Group Profit
            Sharing, Incentive, and Employer Contribution Plan (France);

      29. Registration Statement No. 333-108997 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

      30. Registration Statement No. 333-108998 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

      31. Registration Statement No. 333-108999 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

      32. Registration Statement No. 333-111304 on Form S-8 for The Procter & Gamble 2003 Non-Employee Directors' Stock Plan;

      33. Registration Statement No. 333-111305 on Form S-8 for The Procter & Gamble U.K. Share Investment Scheme; and

      34. Amendment No. 1 to Registration Statement No. 333-113515 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants.


DELOITTE & TOUCHE LLP
---------------------
Deloitte & Touche LLP


September 7, 2004